United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 13, 2025

Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Delaware	16-1725106
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
FNF Common Stock, $0.0001 par value	FNF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement
7.300% Junior Subordinated Notes due 2065

On January 13, 2025, Fidelity National Financial, Inc.’s (the “Company”) majority-owned subsidiary F&G Annuities & Life, Inc., a Delaware corporation (“F&G”), completed the public offering (the “Notes Offering”) of $375 million aggregate principal amount of its 7.300% Junior Subordinated Notes due 2065 (the “Notes”). The Notes were registered pursuant to F&G’s registration statement on Form S-3ASR (File No. 333-282432) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 1, 2024 and were offered to the public pursuant to the prospectus supplement, dated January 6, 2025, to the prospectus, dated October 1, 2024, which forms a part of the Registration Statement.

F&G intends to use the net proceeds from the offering of the Notes for general corporate purposes, including the repurchase, redemption or repayment at maturity of outstanding indebtedness.

In connection with the offering of the Notes, F&G entered into an underwriting agreement, dated January 6, 2025 (the “Underwriting Agreement”), among F&G and Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein. A copy of the Underwriting Agreement was filed with the SEC as Exhibit 1.1 to F&G’s Current Report on Form 8-K filed on January 7, 2025 and is incorporated by reference herein.

Indenture

The Notes were issued pursuant to an indenture, dated as of January 13, 2025 (the “Base Indenture”), between F&G and Citibank, N.A., as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of January 13, 2025 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between F&G and the Trustee. The Notes are the junior, unsecured, subordinated obligations of F&G. The Notes will bear interest at a rate equal to 7.300% per year, payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, beginning on April 15, 2025. The Notes will mature on January 15, 2065, unless earlier repurchased or redeemed.

So long as no Event of Default, as defined in the Indenture, has occurred and is continuing, F&G will have the right to defer the interest payable on the Notes for one or more periods of up to five consecutive years. F&G cannot defer interest payments beyond the maturity date of the Notes, any earlier accelerated maturity date arising from an Event of Default or any other earlier redemption in full of the Notes. During any such optional interest deferral periods, interest will continue to accrue on the Notes at a rate of 7.300% per annum, compounded on each subsequent interest payment date, until paid. There is no limit on the number of such optional interest deferral periods that may occur.

At any time on or after January 15, 2030, F&G will have the right to redeem the Notes at its option, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

Upon a Tax Event, as defined in the Indenture, with respect to the Notes, F&G will have the right to redeem the Notes at its option, in whole but not in part at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

Upon a Regulatory Capital Event, as defined in the Indenture, with respect to the Notes, F&G will have the right to redeem the Notes at its option, in whole but not in part at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

Upon a Rating Agency Event, as defined in the Indenture, with respect to the Notes, F&G will have the right to redeem the Notes at its option, in whole but not in part at a redemption price equal to 102% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

The foregoing summaries of the Indenture and the Notes in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the full and complete texts of the Base Indenture, the Supplemental Indenture and the Notes, respectively, copies of which are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 that involve risk and uncertainties. These forward-looking statements are based on our current beliefs, understandings and expectations and may relate to, among other things, statements regarding our current beliefs, understanding and expectations regarding this incident and its impact on our business, operations and financial results. These forward-looking statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied include legal, regulatory, reputational, operational, and financial risks resulting from this incident, our ongoing investigation of the incident, including the Company’s potential discovery of additional information related to the incident in connection with this investigation, any potential customer and regulatory inquiries and/or litigation to which the Company may become subject in connection with this incident, the extent of remediation and other additional costs that may be incurred by the Company in connection with this incident, the extent of insurance coverage and contractual indemnification, and the risks set forth in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 29, 2024, and our other filings with the SEC. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
4.1	Indenture, dated as of January 13, 2025, between F&G Annuities & Life, Inc. and Citibank, N.A., as trustee.
4.2
First Supplemental Indenture relating to F&G Annuities & Life, Inc.’s 7.300% junior subordinated notes due 2065, dated as of January 13, 2025, between F&G Annuities & Life, Inc. and Citibank, N.A., as trustee.

4.3	Form of F&G Annuities & Life, Inc.’s 7.300% junior subordinated notes due 2065 (included in Exhibit 4.2).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.
Date:	January 13, 2025	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary